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                                                            Loan No. 117-88705

                                 PROMISSORY NOTE

                            (Loan "A" - Acquisition)

$2,525,000.00                                               Naples, Florida
                                                            December 17th, 1997

         FOR VALUE RECEIVED, the undersigned CERTIFIED DIABETIC SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Maker"), promises to pay to the order of FIRST NATIONAL BANK OF NAPLES, a national banking association (the "Payee"), at its office at 900 Goodlette Road North, P.O. Box 413043, Naples, Florida 33941-3043, or at any other place from time to time designated by the holder hereof in writing, in immediately available funds of legal tender of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($2,525,000.00) together with interest thereon (not to exceed the maximum lawful rate under applicable law) or on so much thereof as is from time to time advanced and outstanding hereunder at the rate and at such times as hereinafter set forth.

         From and after the date hereof on all amounts which shall from time to time remain outstanding, interest shall accrue at the rate of EIGHT AND SEVEN-EIGHTS PERCENT (8.875%) per annum. Interest due and payable shall be calculated on the actual number of days elapsed over a 360 day year. Commencing on the date ONE (1) month from the date hereof and continuing on the same date of each and every month thereafter prior to maturity of this note, monthly payments of principal and accrued interest based on a twenty
(20) year amortization schedule (for payment calculation purposes only) in the amount of TWENTY TWO THOUSAND SEVEN HUNDRED TWENTY THREE 70/00 DOLLARS ($22,723.70) per month shall be due and payable. This note shall mature on the date FIVE (5) years from the date hereof, whereupon the entire unpaid principal balance of this note, together with all interest accrued thereon not theretofore paid shall be due and payable in full.

         This note may be prepaid in whole or in part at any time and from time to time prior to maturity, while not in default, without premium or penalty. All payments made hereunder shall be credited first to accrued and unpaid interest, and the balance, if any, to principal.

         This note is secured by a first mortgage dated of even date herewith to be recorded in the Public Records of Collier County, Florida, given by Maker, as mortgagor to Payee as mortgagee (the "Mortgage"). Said Mortgage encumbers real property situated in Collier County, Florida, which property is more fully described in said Mortgage. The failure of Maker to comply with the terms and conditions of said Mortgage, or any other instruments securing this note, or the default by Maker under any other indebtedness owed by Maker to Payee or under any instrument securing payment of such indebtedness, shall constitute a default hereunder.

         In case of default in the payment of any amounts due hereunder which shall continue for more than ten (10) days after the date due and payable, or default under any instruments securing this Note or under any other indebtedness owed by Maker to Payee which shall continue beyond the applicable grace period, if any, then, or at any time thereafter during such default the holder hereof may, without notice, declare the entire debt then remaining unpaid immediately due and payable.

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         If all or any party of any monthly payment due hereunder remains unpaid more than ten (10) days after the date due and payable, then Payee may, at its sole option, charge Maker a late payment charge equal to five percent (5%) of each unpaid monthly payment or sum, or, alternatively, during the period of any default under the terms of this note Payee may charge Maker interest on the entire indebtedness then outstanding at the highest rate permitted by law until such default be cured.

         The Maker, and each endorser, surety, guarantor and other party who may be or become liable for the payment of this note, waives presentment for payment, demand, notice of dishonor, protest and notice of protest, notice of nonpayment, delays in collection, and agree that the holder hereof may at any time, and from time to time, extend the time for, or the due date of, any payment due hereunder, or otherwise modify the terms of payment of all or any part of the indebtedness evidenced by this note, whether such extension or modification shall be granted or made before, at, or after maturity, and agrees that at any time while this note shall be in default, all indebtedness due hereunder shall, at the option of the holder hereof, be and become immediately due and payable without demand or notice, and agrees to pay all costs of collection, including reasonable attorneys' fees, whether suit shall be brought or not.

         Upon any default hereunder all persons liable hereon jointly and severally promise to pay all costs of collection, enforcement and defense of this instrument and the obligations therein and the legal proceedings related, ancillary, or supplementary thereto, including reasonable attorneys' fees. It is expressly agreed that such costs and attorneys' fees, aforesaid, shall include such as may be incurred by the holder hereof in prosecuting or resisting any proceedings in appellate courts before or after final decision of a court of competent jurisdiction arising out of any action to collect, enforce or defend the herein instrument and indebtedness and any and all other instruments, agreements, liens, assignments or security agreements entered into in connection herewith.

         Notwithstanding anything contained herein to the contrary, no payee or holder of this note shall ever be entitled to receive, collect or apply, as interest on the obligation, any amount in excess of the maximum lawful rate under applicable law, and in the event the payee or any holder hereof ever receives, collects or applies as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal debt; and, if the principal debt is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall to the maximum extent permitted under applicable law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest (b) exclude voluntary prepayments and the effects thereof and
(c) "spread" the total amount of interest throughout the entire contemplated term of the obligation so that the interest rate is uniform throughout the entire term of the obligation.

         This note shall be deemed to be an obligation made under and shall be construed in accordance with and governed by the laws of the State of Florida.

WAIVER OF JURY TRIAL. BY ACCEPTANCE HEREOF, THE PARTIES MUTUALLY AGREE THAT NEITHER PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDINGS, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE OR THE MORTGAGE SECURING ITS REPAYMENT OR UNDER ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS AND OTHER OBLIGATIONS EVIDENCED HEREBY, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. PAYEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO ANY OF THE PARTIES THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the undersigned Maker has caused this instrument to be duly executed and delivered on the day and year first above written.

                                             CERTIFIED DIABETIC SERVICES, INC.,
                                             a Delaware corporation



                                             By: /s/ Peter J. Fiscina,
                                                ---------------------------
                                                 Peter J. Fiscina,
                                                 President


                                                 (Corporate Seal)